Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 21,397,287	$ 698,801	$ 20,303,685
Total assets	$ 46,160,484	$ 1,507,527	$ 44,942,945
Liabilities to assets ratio	46.35%	46.35%	45.18%